                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 5, 1999 included in American TeleSource International, Inc.'s amended Form 10-K for the year ended July 31, 1999 and to all references to our Firm included in this registration statement.


     /s/ ARTHUR ANDERSEN LLP
     Arthur Andersen LLP


     San Antonio, Texas
     August 24, 2000